UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2023

Trinseo PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

440 East Swedesford Road, Suite 301,

Wayne, Pennsylvania 19087

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD.

On August 10, 2023, Trinseo PLC ( “Company”) reported that its subsidiaries, Trinseo Materials Operating S.C.A. and Trinseo Materials Finance, Inc., had issued a notice of conditional partial redemption to the holders of the 5.375% senior notes due 2025 (the “2025 Senior Notes”), which has not been withdrawn.

The Company previously entered into confidentiality agreements with an ad hoc group of holders of the 2025 Senior Notes (such group, the “Ad Hoc Noteholders”). The Company had engaged in negotiations with the Ad Hoc Noteholders regarding a potential strategic or debt repayment transaction and is no longer continuing such negotiations with the Ad Hoc Noteholders. Pursuant to the confidentiality agreements, the Company agreed to publicly disclose certain material nonpublic information provided to the Ad Hoc Noteholders (the “Cleansing Materials”). A copy of the Cleansing Materials is attached hereto as Exhibit 99.1.

The Cleansing Materials are based solely on information available to the Company as of the date of the Cleansing Materials and were not prepared with a view toward public disclosure, but rather were prepared for the internal use of the Company and were provided pursuant to the confidentiality agreements for the limited purpose of providing information in connection with the Company’s discussions about a potential transaction with the Ad Hoc Noteholders. The Cleansing Materials include certain potential values for illustrative purposes only and such values are not the result of, and do not represent, actual valuations, estimates, forecasts or projections by any third party, the Company or its subsidiaries and should not be relied upon as such. The estimates, assumptions and other prospective financial information or projections contained in the Cleansing Materials are subject to significant economic and competitive uncertainties and contingencies, which are difficult or impossible to predict accurately. Accordingly, there can be no assurance that such estimates, assumptions, projections or other prospective financial information contained in the Cleansing Materials will be realized. Neither the Company nor any third party has made or makes any representation to any person regarding the accuracy of any Cleansing Materials or undertakes any obligation to publicly update the Cleansing Materials to reflect circumstances existing after the date when the Cleansing Materials were prepared or conveyed or to reflect the occurrence of future events.

The information contained in Item 7.01 and Exhibit 99.1 of this Current Report shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note on Forward-Looking Statements

This Current Report may contain forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, forecasts, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like “expect,” “anticipate,” “believe,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “see,” “tend,” “assume,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our current indebtedness, accessibility of debt markets, our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause future results to differ from those expressed by the forward-looking statements include, but are not limited to, our ability to meet the conditions of the partial redemption of our 5.375% Notes due 2025, including consummation of a financing transaction, and our ability to complete the partial redemption; our ability to successfully execute our business and transformation strategy; increased costs or disruption in the supply of raw materials; increased energy costs; our ability to successfully generate cost savings and increase profitability through asset restructuring initiatives; compliance with laws and regulations impacting our business; conditions in the global economy and capital markets; our ability to successfully investigate and remediate chemical releases on or from our sites, make related capital expenditures, reimburse third-party cleanup costs or settle potential regulatory penalties or other claims; and those discussed in our Annual Report on Form 10-K, under Part I, Item 1A —”Risk Factors” and elsewhere in our other reports, filings and furnishings made with the U.S. Securities and Exchange Commission from time to time. As a result of these or other factors, our actual results, performance or achievements may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this Current Report are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

ITEM 9.01Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Cleansing Materials
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO PLC

	By:	/s/ Angelo Chaclas
	Name:	Angelo Chaclas
	Title:	Senior Vice President and Chief Legal Officer

Date: August 16, 2023